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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of Earliest Event Reported): OCTOBER 20, 1997
                                                        ------------------

                            PREMIER BANCSHARES, INC.
             (Exact name of Registrant as specified in its charter)


         GEORGIA                         0-24528                 58-1793778
(State or other jurisdiction of   (Commission File No.)        (IRS Employer
incorporation or organization)                               Identification No.)


                               2180 ATLANTA PLAZA
                           950 EAST PACES FERRY ROAD
                             ATLANTA, GEORGIA 30326
          (Address of principal executive offices, including zip code)
                                 (404) 814-3090
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

          This Current Report on Form 8-K/A is filed in order to report (i) financial statements of Premier Bancshares, Inc. (the "Company") for the fiscal years ended December 31, 1994, 1995 and 1996, restated to reflect the Company's merger with Central and Southern Holding Company on June 23, 1997, which was accounted for as a pooling of interests, and (ii) certain pro forma financial information for December 31, 1994, 1995 and 1996, and June 30, 1996 and June 30, 1997, which reflect the Company's proposed merger with Citizens Gwinnett Bankshares, Inc. as if such merger was accounted for as a pooling of interest. Such historical financial and pro forma statements and information were included as a part of the Company's Form S-4 Registration Statement No. 333-36775 filed with the Securities and Exchange Commission on September 29, 1997, and effective on October 16, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Exhibits
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      23.  Consent of Mauldin & Jenkins, LLC

      99.1 Financial Statements of Premier Bancshares, Inc. for fiscal years ended December 31, 1994, 1995 and 1996, restated to reflect the merger with Central and Southern Holding Company on June 23, 1997 which was accounted for as a pooling of interests.

      99.2 Certain Pro forma financial information for the six months ended June 30, 1996 and June 30, 1997 and the fiscal years ended December 31, 1994, 1995 and 1996, to reflect the merger with Citizens Gwinnett Bankshares, Inc. as if the merger was effected on such dates and as if the merger was accounted for as a pooling of interests.


                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PREMIER BANCSHARES, INC.



Date: November 4, 1997        /s/ Darrell D. Pittard
                              ----------------------
                              Darrell D. Pittard,
                              Chairman and Chief Executive Officer